SEI INSTITUTIONAL MANAGED TRUST

High Yield Bond Fund
(the "Fund")

Supplement dated April 24, 2026
to the Summary Prospectuses and the Prospectuses for Class F Shares, Class I Shares and
Class Y Shares (collectively, the "Prospectuses"), and to the
Statement of Additional Information (the "SAI"), each dated January 31, 2026

This Supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with such Prospectuses and SAI.

The Prospectuses and SAI are hereby supplemented to reflect the following information regarding the reorganization of the Fund.

At a meeting of the Board of Trustees of SEI Institutional Managed Trust (the "Board") held on February 17, 2026, the Board, having determined a reorganization of the Fund would be in the best interest of the Fund and its shareholders, voted to approve a form of Agreement and Plan of Reorganization (the "Plan") to reorganize the Fund with and into the SEI High Yield Bond & Alternative Credit ETF (the "Acquiring Fund"), a newly created shell series of SEI Exchange Traded Funds (the "Reorganization").

The Reorganization is expected to occur on or around May 18, 2026, and is expected to be a tax-free reorganization for U.S. federal income tax purposes. If the Reorganization closes on May 18, 2026, as is currently anticipated, the last date to redeem or exchange your shares of the Fund is May 13, 2026. In accordance with the Plan, Class Y shares of the Fund will be converted into Class F shares of the Fund prior to the Reorganization, and the lower expense ratio (after voluntary fee waivers) applicable to Class Y shares will apply to the consolidated share class. Additionally, Class I shares will be liquidated and closed prior to the Reorganization on or around April 29, 2026.

Pursuant to applicable law, the Reorganization may be implemented without shareholder approval. Shareholders of the Fund will receive a prospectus/information statement prior to the Reorganization that describes the investment objective, strategies, expenses and risks of an investment in the Acquiring Fund and provides further details about the Reorganization.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy shares of the Acquiring Fund, nor is it a solicitation of any proxy. Because the Fund is expected to reorganize into the Acquiring Fund on its reorganization date, you should consider the appropriateness of making a new or subsequent investment in the Fund prior to its reorganization date. You should consider the investment objectives, risks, strategies, fees and expenses of the Acquiring Fund and/or the Fund carefully before investing.

A combined information statement/prospectus is included in a registration statement on Form N-14 that filed with the U.S. Securities and Exchange Commission (the "SEC") on April 8, 2026. Free copies of the materials are available on the SEC's website at www.sec.gov.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1642 (04/26)